Exhibit 99.1

FOR IMMEDIATE RELEASE

OPAL Fuels, a Leading Vertically Integrated Producer and

Distributor of Renewable Natural Gas, to List on Nasdaq through

Combination with ArcLight Clean Transition Corp. II

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OPAL Fuels LLC has entered into a business combination agreement with ArcLight Clean Transition Corp. II (Nasdaq: ACTD) (“ArcLight”) with an enterprise value of $1.75 billion; upon closing, the combined company will be listed on the Nasdaq Exchange under the ticker symbol “OPL”.

•	OPAL Fuels is a leading vertically integrated producer and distributor of renewable natural gas (“RNG”) with a diversified revenue and customer base in 42 states.

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Transaction includes a $125 million fully committed common stock PIPE at $10.00 per share anchored by NextEra Energy, Inc. (NYSE: NEE) (“NextEra Energy”), Electron Capital Partners, Gunvor Group, Wellington Management and Adage Capital Management, with participation by ArcLight affiliates.

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Additionally, affiliates of NextEra Energy have made a commitment for up to a $100 million preferred equity investment in OPAL Fuels and have entered into a purchase and sale agreement for the majority of OPAL Fuels environmental attributes.

•	Assuming no redemptions, the transactions are expected to provide gross proceeds of approximately $536 million to fund the construction of OPAL Fuels’ robust RNG development pipeline.

WHITE PLAINS, N.Y. – (December 2, 2021) – OPAL Fuels LLC (“OPAL Fuels” or the “Company”), a leading vertically integrated producer and distributor of renewable natural gas (RNG), and ArcLight Clean Transition Corp. II (Nasdaq: ACTD) (“ArcLight”), a publicly-traded special purpose acquisition company, announced today a definitive agreement for a business combination that will result in OPAL Fuels becoming a publicly listed company. Upon closing of the transaction, the combined company will be named OPAL Fuels Inc. and remain listed on the Nasdaq Stock Exchange under the new ticker symbol “OPL.” The combined company will continue to be led by OPAL Fuels co-CEOs Adam Comora and Jonathan Maurer.

RNG is a proven low-cost, low-carbon fuel that when used in transportation in place of diesel fuel can cost 40 to 70 percent less per gallon, providing significant annual operating cost savings while dramatically reducing the carbon footprint of heavy duty fleets.

OPAL Fuels, a FORTISTAR portfolio company, is a vertically integrated, waste-to-fuel RNG production and distribution company with a Capture and Conversion upstream business and Dispensing and Monetization downstream business serving the domestic heavy duty transportation sector. Underpinned by gas rights agreements that are typically at least twenty years in length, Capture and Conversion projects produce RNG by capturing methane emissions from landfill sites and dairy farms. The captured methane emissions are purified and treated, turning once harmful emissions into a source of clean, renewable energy, reducing the harmful long-term effects of methane and carbon emissions. This flips a substantial cost – managing dairy waste and landfill gas – into significant revenue streams for dairy farms and landfills. OPAL Fuels’ Dispensing and Monetization operations help deliver this clean, reliable and renewable fuel to heavy duty trucking fleets through OPAL Fuels’ national network of fueling stations, which spans 42 states and is typically backed by fueling agreements averaging ten years in duration.

OPAL Fuels is also positioned for a future that includes the commercialization of emerging technologies, including renewable hydrogen, through existing partnerships with key industry participants. The company is well placed to be an enabler of renewable hydrogen that uses RNG in its production and to develop, construct, and operate heavy duty hydrogen fueling station networks.

OPAL Fuels has a proven business model, tracing its roots back to 1998, and is expected to generate nearly $170 million in revenues in 2021. The company’s vertically integrated model benefits its margin profile and positions the company well to capture share in a fragmented industry that is characterized by smaller, non-vertically integrated upstream and downstream participants.

Today, OPAL Fuels operates 21 biomethane projects, of which three are in RNG service and the balance are in renewable power service. Increasing secular tailwinds, which include public policy initiatives and corporate sustainability objectives, are supporting the growth of RNG as a way to cost effectively halt climate change and decarbonize transportation, providing strong visibility into significant volume and EBITDA growth for OPAL Fuels over the next several years. The company’s project pipeline totals 23, seven of which are in construction and the balance of which are in advanced development execution.

Management Commentary

Adam Comora, co-CEO of OPAL Fuels, stated, “This transaction with ArcLight reflects a transformative step in our company’s development and strategy. RNG powered heavy duty fleets realize substantial savings today versus diesel and the successful execution of our robust growth plans will expand the role of ultra low-carbon RNG across the transportation sector. By capturing harmful fugitive methane emissions and replacing traditional fossil fuel usage, we will advance the sustainability and decarbonization goals of public policy makers, our customers and our partners across the nation. RNG is a right now solution to the right now problem of climate change. RNG is one of the most attractive sources of renewable energy – its production uses existing technologies proven at scale, it can be transported on existing pipeline infrastructure, and it can be stored effectively until its use, all of which lead to a cost competitive and reliable fuel source. We are thrilled to partner with ArcLight, as we believe their experience as a leading energy infrastructure asset manager is a strong vote of confidence in the bright future of our company. We look forward to leveraging their expertise as we execute on our business model.”

Jonathan Maurer, co-CEO of OPAL Fuels, commented, “It is an incredibly exciting time at OPAL Fuels. The market for RNG as a transportation fuel is at an inflection point, and we are excited to leverage our expertise in renewable power to be a leader in RNG projects as we convert renewable power projects to renewable transportation fuel facilities. Our seasoned team, which includes several leaders that have more than 25 years of experience in the industry, is excited to execute on our robust project pipeline and deliver value to all of our stakeholders.”

Jake Erhard, President and CEO of ArcLight Clean Transition Corp. II said, “OPAL Fuels is a leading platform for the production and distribution of ultra low-carbon RNG to the transportation sector, the highest value end-market for RNG. The company’s vertically integrated model differentiates it from other players in the industry, which together with the platform’s more than two decades of experience gives us tremendous confidence in the company’s ability to execute its growth plans. Importantly, OPAL Fuels’ business contributes meaningfully to sustainable development in the transportation, waste management and agricultural industries by enabling the adoption of leading-edge methane capture technologies and processes that drastically reduce greenhouse gas emissions.”

John Ketchum, President and CEO of NextEra Energy Resources, said, “We’re excited about this opportunity with OPAL Fuels to leverage renewable natural gas to produce and distribute ultra low-carbon fuels that are helping drive decarbonization of the transportation sector. This investment is consistent with our strategy to help lead the decarbonization of the transportation, electricity and industrial sectors in the U.S.”

Transaction Overview

The business combination values OPAL Fuels at an implied $1.75 billion pro forma enterprise value at a price of $10.00 per ArcLight share. The transaction and related financings are expected to provide gross proceeds of approximately $536 million to OPAL Fuels, comprised of:

•	ArcLight’s $311 million of cash held in trust, assuming no redemptions,

•	A $125 million fully committed PIPE, anchored by NextEra Energy, an affiliate of ArcLight, Electron Capital Partners, Gunvor Group, Wellington Management and Adage Capital Management, and;

•	Up to a $100 million preferred equity investment from affiliates of NextEra Energy.

The boards of directors of both ArcLight Clean Transition Corp. II and OPAL Fuels have approved the proposed transaction, which is expected to be completed in the second quarter of 2022, subject to, among other things, approval by ArcLight’s stockholders and satisfaction or waiver of other conditions stated in the definitive documentation.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by ArcLight with the Securities and Exchange Commission and available at https://www.sec.gov/.

Advisors

BofA Securities, Inc. (“BofA Securities”) is serving as lead financial advisor and Credit Suisse Securities (USA) LLC (“Credit Suisse”) is serving as financial advisor while Sheppard Mullin Richter & Hampton LLP is serving as legal advisor to OPAL Fuels. Citigroup Global Markets Inc. (“Citi”) is serving as lead financial advisor and Barclays Capital Inc. (“Barclays”) is serving as financial advisor while Kirkland & Ellis LLP is serving as legal advisor to ArcLight. Citi, BofA Securities, Barclays and Credit Suisse are serving as joint placement agents on the PIPE offering, while Winston & Strawn LLP is counsel to the Placement Agents. J.P. Morgan Securities LLC served as sole financial advisor and Hogan Lovells US LLP acted as counsel to NextEra Energy on the transaction.

Investor Conference Call Information

OPAL Fuels and ArcLight will host a joint investor conference call at 8:30 AM ET today, December 2, 2021, to discuss the proposed transaction. To listen to the prepared remarks via telephone dial 1-877-407-3982 (U.S.) or 1-201-493-6780 (International) and an operator will assist you. A telephone replay will be available at 1-844-512-2921(U.S.) or 1-412-317-6671 (International), PIN: 13725376 through December 16, 2021 at 11:59 PM ET. A transcript of this conference call can also be found on OPAL Fuels’ Investor page and will be filed by ArcLight with the SEC.

About OPAL Fuels LLC

OPAL Fuels LLC, a FORTISTAR portfolio company, is a leading vertically integrated renewable fuels platform involved in the production and distribution of renewable natural gas (RNG) for the heavy-duty truck market. RNG is a proven low carbon fuel that is rapidly decarbonizing the transportation industry now while also significantly reducing costs for fleet owners. OPAL Fuels captures harmful methane emissions at the source and recycles the trapped energy into a commercially viable, low-cost alternative to diesel fuel. OPAL Fuels also develops and constructs RNG fueling stations. As a producer and distributor of carbon-reducing fuel for heavy-duty truck fleets for over 15 years, the company delivers best-in-class, complete renewable solutions to customers and production partners. To learn more about OPAL Fuels and how it is leading the effort to capture North America’s harmful methane emissions and decarbonize the transportation industry, please visit www.opalfuels.com and follow the company on LinkedIn and Twitter at @OPALFuels.

About ArcLight Clean Transition Corp. II

ArcLight, ArcLight Clean Transition Corp. II, led by Chairman Daniel Revers and President and Chief Executive Officer Jake Erhard, is a special purpose acquisition company formed for the purpose of effecting a capital stock exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses focused on opportunities created by the accelerating transition toward sustainable use of energy and natural resources.

About FORTISTAR

Founded in 1993, FORTISTAR is a privately-owned investment firm that provides capital to build, grow and manage companies that address complex sustainability challenges. FORTISTAR utilizes its capital, flexibility and operating expertise to grow high-performing assets, first in independent power projects and now into other areas that support decarbonization. For more information about FORTISTAR or its portfolio companies, please visit: www.fortistar.com and follow the company on LinkedIn.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or ArcLight’s or the Company’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including the identification of a target business and a potential business combination or other such transaction are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and the Company and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ArcLight’s final prospectus relating to its initial public offering, dated September 22, 2020, and other filings with the Securities and Exchange Commission (SEC), including the registration statement on Form S-4 to be filed by ArcLight in connection with the transaction, as well as (1) the inability to complete the proposed transaction; (2) factors associated with companies, such as the Company, that are engaged in the production and integration of renewable natural gas (RNG), including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; (3) macroeconomic conditions related to the global COVID-19 pandemic; (4) the effects of increased competition; (5) contractual arrangements with, and the cooperation of, landfill and livestock waste site owners and operators, on which the Company operates its landfill gas and livestock waste projects that generate electricity and RNG prices for environmental attributes, low carbon fuel standard credits and other incentives; (6) the ability to identify, acquire, develop and operate renewable projects and RNG fueling stations; (7) the failure to realize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (8) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed transaction; (9) the outcome of any legal proceedings that may be instituted in connection with the proposed transaction; (10) the amount of redemption requests made by ArcLight’s public shareholders; and (11)the ability of the combined company that results from the proposed transaction to issue equity or equity-linked securities or obtain debt financing in connection with the transaction or in the future. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Both ArcLight and the Company expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in ArcLight’s or the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Important Information and Where to Find It

A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by ArcLight that will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholders meeting of ArcLight to vote on the business combination. ArcLight urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about ArcLight, the Company and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of ArcLight as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: ArcLight Clean Transition Corp. II, 200 Clarendon Street, 55th Floor, Boston, Massachusetts 02116. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ArcLight and the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ArcLight’s shareholders in connection with the proposed transaction. Information about ArcLight’s directors and executive officers and their ownership of ArcLight’s securities is set forth in ArcLight’s filings with the SEC. To the extent that holdings of ArcLight’s securities have changed since the amounts printed in ArcLight’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ArcLight, the Company or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contact information

OPAL Fuels

Investors

ICR, Inc.

OPALFuelsIR@icrinc.com

Media

Jason Stewart

Senior Director Public Relations and Marketing

914-421-5336

jstewart@opalfuels.com

ICR, Inc.

OPALFuelsPR@icrinc.com

ArcLight Clean Transition Corp. II

Marco Gatti

Chief Financial Officer

617-531-6300

investor.relations@arclightclean.com